SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c)
       of the Securities Exchange Act of 1934, as amended
                      (Amendment No. _____)


Check the appropriate box:

[ X ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[   ]     Definitive Information Statement


                       USARadio.com, Inc.
        (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules
          14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
               transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                 ------------------------------
                        PRELIMINARY COPY
                              ONLY
                 ------------------------------



                       USARadio.com, Inc.



          Notice of 2000 Annual Meeting of Stockholders
                               and
                      Information Statement





[LOGO]

[LOGO]                                         USARadio.com, Inc.
                                  2290 Springlake Road, Suite 107
                                              Dallas, Texas 75234
                                                     972.484.3900

April ___, 2000


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held May 26, 2000

USARadio.com will hold its Annual Meeting of Stockholders at the company's principal executive offices located at 2290 Springlake
Road, Suite 107, in Dallas, Texas on Friday, May 26, 2000 at
10:00 a.m.

We are holding this meeting:

     *    To elect two directors to serve until the 2001 Annual
          Meeting of Stockholders and until their respective successors shall be elected and qualified.

     * To approve the merger of the company into a wholly-owned subsidiary to be organized under the laws of the State of Delaware in order to effect the change of the company's state of incorporation from Colorado to Delaware. Upon the consummation of the merger, we will continue our operations as a Delaware corporation.

     * To transact any other business that properly comes before the meeting.

We have selected March 31, 2000 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date has been available for inspection at USARadio.com, Inc., 2290 Springlake Road, Suite 107, Dallas,
Texas 75234 since at least April 25, 2000.

All stockholders are cordially invited to attend the meeting and vote in person.

This Notice of Annual Meeting, Information Statement and our 1999
Annual Report are being distributed to our stockholders on or about April ___, 2000.

For the Board of Directors,



Marlin Maddoux
Chairman of the Board,
Chief Executive Officer
and President


                            IMPORTANT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                REQUESTED NOT TO SEND US A PROXY

                        TABLE OF CONTENTS

                                                          Tab
                                                          ---
QUESTIONS AND ANSWERS...............................        1

INFORMATION STATEMENT FOR ANNUAL MEETING
     OF STOCKHOLDERS................................        3

RECENT CHANGE OF CONTROL TRANSACTION................        3
     Sale of Stock and Merger.......................        3
     Change of Management...........................        3
     Source of Consideration........................        3
     Accounting Implications........................        4

ITEM 1.  ELECTION OF DIRECTORS......................        5
     Your Board of Directors........................        5
     Compensation of Directors......................        5
     Committees of the Board of Directors; Meetings.        5

STOCK OWNERSHIP.....................................        6
     Beneficial Ownership of Certain Stockholders
        and Management..............................        6
     Section 16(a) Beneficial Ownership Reporting
        Compliance..................................        6

MANAGEMENT..........................................        7
     Executive Officers.............................        7
     Key Management Employees.......................        8
     Executive Compensation.........................        9
     Stock Option Plan..............................        9
     Certain Transactions...........................        9

ITEM 2.  REINCORPORATION OF USARADIO.COM FROM
          COLORADO TO DELAWARE......................       11
     General........................................       11
     Principal Features of the Reincorporation
        and the Merger..............................       11
     Principal Reasons for the Reincorporation......       12
     Possible Disadvantages of Reincorporation......       13
     Amendment, Deferral or Termination of the
          Reincorporation Merger Agreement..........       13
     Federal Income Tax Consequences of the
        Reincorporation.............................       13
     Exchange of Stock Certificates.................       14
     Dissenters' Rights.............................       14

EXHIBITS
     Certificate of Incorporation of
         USARadio.com, Inc., a
         Delaware corporation....................... Exhibit A
     Bylaws of USARadio.com, Inc.,
         a Delaware corporation..................... Exhibit B
     Agreement and Plan of Merger................... Exhibit C
     Comparison of Colorado and Delaware
         Corporation Law............................ Exhibit D
     Colorado Business Corporation Act
         Dissenters' Rights Statute................. Exhibit E

                      QUESTIONS AND ANSWERS

Q1:  Who is USARadio.com?

A: USARadio.com is the corporation that resulted from the merger of Ansel Project, Inc., a Colorado corporation and USARadio.com, Inc., a Texas corporation. Specifically, USARadio.com merged into Ansel Project with Ansel Project surviving in the merger and changing its name to USARadio.com. USARadio.com (also known as USA Radio Network) is a satellite-delivered radio broadcast network that offers a broad line of programming content to independent radio stations. USARadio.com's programming includes news, sports, music and general interest talk programs. As of March 15, 2000, the USA Radio Network was comprised of approximately 1,200 affiliated radio stations across the nation, including stations in 49 of the top 50 Dominant Market Areas.

     See "Recent Change of Control Transaction" for more information concerning USARadio.com and its merger with the company.

Q2:  Why is USARadio.com holding a meeting?

A: We are holding an Annual Meeting of Stockholders to request that our stockholders consider and act upon two proposals:

          *    a proposal to re-elect Marlin Maddoux and Mark
               Maddoux to our board of directors; and

          * a proposal to redomesticate the company in Delaware.



Q3:  Why is USARadio.com not soliciting a proxy from me?

A: Our principal stockholder, the U.S.A. Radio Network Trust, Marlin Maddoux, Trustee, has indicated its intention to vote in favor of both of the proposals expected to be brought at the Annual Meeting. Because the Trust holds 13,136,720 shares, or approximately 97.2% of the issued and outstanding shares of common stock of the company, the proposals will pass if the Trust votes as expected. Consequently, we do not believe that the solicitation of proxies is necessary.

Q4:  May I still attend and vote at the Annual Meeting?

A: Absolutely. As a stockholder of USARadio.com you are entitled and encouraged to attend the Annual Meeting and vote upon the proposals.

Q5:  Who can vote?

A: Only those who owned common stock at the close of business on March 31, 2000, the record date for the Annual Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

Q6: Will I have the right to dissent from the proposal to reincorporate the company from Colorado to Delaware?

A: Yes. Holders of shares of our common stock will have the right to dissent and seek the payment of "fair value" of their shares with regard to this proposal. For a complete discussion of your rights in this regard, see the section of this Information Statement entitled, "Reincorporation of USARadio.com from Colorado to Delaware--Dissenters' Rights" beginning on page ____.

Q7:  What constitutes a quorum?

A: Voting can take place at the Annual Meeting only if stockholders owning one-third of the outstanding shares as of the record date are present in person or represented by effective proxies. On the record date, we had 13,516,720 shares of common stock outstanding.

Q8: What vote of the stockholders will result in the matters being passed?

A: Election of Directors. Directors need the affirmative vote of holders of a plurality of the voting power present to be elected. At this year's meeting, the two nominees receiving the greatest number of votes in favor of their election will be deemed to have received a plurality of the voting power present.

     Reincorporation. Approval of the company's reincorporation into Delaware requires an affirmative vote by a majority of all the votes entitled to be cast, whether or not those votes are present at the meeting.

Q9: How does the board recommend that I vote on the matters proposed?

A: The board of directors of USARadio.com unanimously recommends that stockholders attending the Annual Meeting vote FOR both of the proposals submitted.

Q10: Will there be other matters proposed at the 2000 Annual
     Meeting?

     We do not expect any other matter to come before the Annual
     Meeting.

    INFORMATION STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This Information Statement is being distributed for use at the Annual Meeting of Stockholders to be held Friday, May 26, 2000, at 10:00 a.m., local time, or at any and all continuation(s) or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal executive offices located at 2290 Springlake Road, Suite 107, Dallas, Texas 75234. The telephone number at that location is 972.484.3900.

     Proxies are not being solicited because a stockholder holding enough shares to effect the proposed actions has previously indicated its intention to vote in favor of such proposals. Stockholders of USARadio.com do not have cumulative voting rights.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, if you wish to vote your shares of common stock, you may do so by attending the meeting in person and casting your vote by a ballot which will be provided for that purpose.

              RECENT CHANGE OF CONTROL TRANSACTION

Sale of Stock and Merger
------------------------

     During the year ended December 31, 1999, the company was involved in a series of related transactions that resulted in the change of control of the company. Specifically, on November 5, 1999, Corporate Management Services, Inc., the company's pre-merger controlling stockholder, sold a majority of the outstanding shares of our common stock to U.S.A. Radio Network Trust, the sole stockholder of USARadio.com, Inc., a Texas corporation ("Old USA"), for $185,000 cash. Marlin Maddoux is the sole trustee of the U.S.A. Radio Network Trust and he, his wife and their lineal descendants are the beneficiaries thereof. As a result of this transaction, Marlin Maddoux, through his control of the U.S.A. Radio Network Trust, acquired control of approximately 69.1% of the company.

     Immediately following the stock sale, the boards of directors and stockholders of Old USA and the company approved an Agreement and Plan of Merger, whereby the two companies would merge, and the company would continue as the surviving corporation operating the business previously conducted by Old USA. Pursuant to the terms of the merger, each outstanding share of Old USA was converted into 4.2368 shares of the company. As a result of the merger and the shares previously acquired from Corporate Management Services, the U.S.A. Radio Network Trust directly (and Marlin Maddoux indirectly) became the holder of approximately 97.2% of our common stock. We changed our name to USARadio.com as part of the merger.

Change of Management
--------------------

     On December 5, 1999, the previous officer and director of the company (namely, George Andrews) resigned and the stockholders elected R. Marlin Maddoux and Mark R. Maddoux as the new members to the board of directors of the company. On that same date, Marlin Maddoux was elected as our Chief Executive Officer and President and Mark Maddoux, Marlin Maddoux's son, was elected our Vice President and Chief Financial Officer.

Source of Consideration
-----------------------

     In order to effectuate the purchase of the 850,000 shares of our common stock from Corporate Management Services, Inc., the U.S.A. Radio Network Trust borrowed the funds necessary therefor from Marlin Maddoux personally. This debt is reflected by a note due upon demand which bears interest at the rate of 9.0% per annum. The debt is unsecured.

Accounting Implications
-----------------------

     The merger was accounted for as a recapitalization of Old
USA. Accordingly, the historical operations of Old USA are, for accounting purposes, treated as the historical operations of the company.

     The funds borrowed by the U.S.A. Radio Network Trust to acquire the shares from Corporate Management Services have been reflected in our financial statements as contributed capital and have been expensed as a cost of the recapitalization.

     As part of the merger, we elected to adopt the fiscal year end of Old USA.

                             ITEM 1.
                      ELECTION OF DIRECTORS

Your Board of Directors
-----------------------

     The board of directors of USARadio.com has currently set the number of directors constituting the whole board at two. At the upcoming Annual Meeting, you and the other stockholders will elect two individuals to serve as directors whose terms expire at the 2001 Annual Meeting. Each of the nominees to the board, namely Marlin Maddoux and Mark Maddoux, are acting members of the board and have consented to serve if elected.

     Below are the names and ages of the nominees for director, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.


*  Robert Marlin Maddoux       Age 67, a director since December 1999.
                               Mr. Maddoux has been the Chief
                               Executive Officer and President of
                               USARadio.com, or a predecessor
                               entity, since 1985 and, during such
                               time, has been responsible for
                               substantially all of our day-to-day
                               affairs. Mr. Maddoux has hosted our
                               most popular radio program, Point of
                               View, since 1972. He also has served
                               as President and member of the board
                               of trustees of International
                               Christian Media, Inc., a non-profit
                               organization, since 1974. Mr. Maddoux
                               attended Southwestern Bible College
                               from 1951 to 1955 and Dallas Baptist
                               University from 1967 to 1968.

*  Mark R. Maddoux             Age 43, a director since December 1999.
                               Mark Maddoux has been employed by
                               USARadio.com, or a predecessor entity
                               since December, 1985 and has served
                               as our Vice President, Corporate
                               Secretary and Chief Financial Officer
                               since December 1999. Mr Maddoux is
                               also the Chief Financial Officer of
                               International Christian Media.
                               Mr. Maddoux received a Bachelors of
                               Science from Texas A&M University in
                               1979. Mr. Maddoux also serves as a
                               director of the Alliance Defense
                               Fund. Mr. Maddoux is the son of
                               Marlin Maddoux.

     We intend to add additional qualified members to our board of directors in the future.

Compensation of Directors
-------------------------

     We do not provide cash compensation to our directors but do reimburse our directors for reasonable out-of-pocket expenses incurred in connection therewith. We intend to issue stock options to our directors in the future.

Committees of the Board of Directors; Meetings
----------------------------------------------

     USARadio.com has no standing committees.

     During the year ended December 31, 1999, the entire board of directors of USARadio.com met three times and acted by unanimous written consent on two other occasions. During fiscal 1999, each director attended at least 75% of the total of all meetings of the board of directors.

                         STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders and Management
-----------------------------------------------------------

     The following table sets forth information with respect to the beneficial ownership of our common stock at March 31, 2000, by:

     *    each of our directors;

     *    each of our named executive officers;

     * all of our executive officers and directors as a group; and

     * each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

     Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each person and entity below is c/o USARadio.com, Inc., 2290 Springdale Road, Suite 107, Dallas, Texas 75234. We have calculated the percentages of shares beneficially owned based on 13,516,720 shares of common stock outstanding at March 31, 2000.

                                           Shares beneficially owned
                                          ---------------------------
Person or group                               Number       Percent
----------------------------------------  -------------- ------------
Directors and Named Executive Officers:
   Robert Marlin Maddoux(1)(2)              13,136,720      97.2%
   Mark R. Maddoux                                   0       0.0
   Thomas R. Tradup                                  0       0.0
   All executive officers and               13,136,720      97.2
     directors as a group (3 persons)
Beneficial Owners of 5% or More of
Our Outstanding Common Stock:
   U.S.A. Radio Network Trust (2)           13,136,720      97.2
------------------
(1)  Represents shares of common stock held by the U.S.A. Radio
     Network Trust.
(2) Mr. Maddoux is the sole trustee of the U.S.A. Radio Network Trust and he, his wife and their lineal descendants (specifically, Mark R. Maddoux, J. David Maddoux, Timothy F. Maddoux and Marla Renee' Maddoux Kelley) are the beneficiaries thereof.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in 1999, other than Thomas R. Tradup, our Vice President and General Manager, who filed his Form 3 late.

                           MANAGEMENT

Executive Officers
------------------

     Below are the names and ages of the executive officers of USARadio.com as of March 31, 2000 and a brief description of their prior experience and qualifications.

* Robert Marlin Maddoux    Age 67, a director since December 1999.
                           Mr. Maddoux is also our Chief
                           Executive Officer and President. See
                           the biography of Mr. Maddoux on page
                           5.

* Mark R. Maddoux          Age 43, a director since December 1999.
                           Mr. Maddoux is also our Vice
                           President,  Corporate Secretary  and
                           Chief Financial Officer. See the
                           biography of Mr. Maddoux on page 5.

Thomas R. Tradup           Age 48, Vice President and General
                           Manager since June 1998.
                           As General Manager for USARadio.com,
                           Mr. Tradup has oversight
                           responsibility for programming,
                           operations, sales and long-range
                           planning. From June, 1996 to June,
                           1998, Mr. Tradup served as our
                           Director of Talk Programming where he
                           was responsible for successfully
                           launching the company's second
                           satellite channel used for offering
                           mainstream radio programming for the
                           general radio market. Mr. Tradup has
                           been in the radio industry since 1973
                           and, prior to joining us, held
                           programming and management positions
                           with numerous radio stations
                           including KCMO-AM (Kansas City), WMCA-
                           AM (New York), WASH-FM (Washington
                           D.C.), KRLD-AM (Dallas) and WLS-AM
                           (Chicago).

Key Management Employees
------------------------

      Below are the names and ages of certain key management employees of USARadio.com as of March 31, 2000 and a brief description of their prior experience and qualifications.

*   Jeffery C. Dorf     Age 51, National Marketing and Sales Director
                        since March 1998.
                        As National Marketing and Sales
                        Director for USARadio.com, Mr. Dorf
                        manages a team of three national Sales
                        Executives who are responsible for
                        soliciting and managing national
                        advertising accounts. Mr. Dorf is also
                        responsible for the management of
                        USARadio.com's Trafficking Department,
                        which in turn is responsible for the
                        scheduling of all commercial
                        inventories. Prior to joining us,
                        Mr. Dorf served as General Manager of
                        Prime Sports Radio Network and has held
                        sales and management positions with
                        companies such as radio station WBPS
                        (Boston) and Bruce Marr & Associates.
                        Mr. Dorf holds a Bachelors degree in
                        Business Administration from the
                        University of Miami.

*   Robert E. Morris II Age 53, News Director since January 2000.
                        As News Director, Mr. Morrison is
                        responsible for all news gathering
                        and news delivery operations.
                        Mr. Morrison manages a news staff of
                        approximately 15 news anchors and
                        producers. Mr. Morrison has been a
                        broadcast journalist for almost 33
                        years and has served in management at
                        numerous radio stations such as WFAA-
                        AM (Dallas), KRLD-AM (Dallas) and ABC
                        Radio Network (New York), RKO Radio
                        Network (Los Angeles). Mr. Morrison
                        also holds many coveted awards from
                        broadcast organizations such as Texas
                        Associated Press Broadcasters, United
                        Press International (UPI) and Radio-
                        Television News Directors Association.

Executive Compensation
----------------------

     SUMMARY COMPENSATION. The following table provides summary information concerning compensation paid by us to our named executive officers, which are our Chief Executive Officer and our two other executive officer who earned more than $100,000 in salary and bonus for all services rendered in all capacities during the fiscal year ended December 31, 1999. We may refer to these officers as our named executive officers in other parts of this Information Statement. For a list of our current executive officers, see "--Executive Officers."

                                                         Annual Compensation
                                             --------------------------------------------
                                                                          Other Annual
             Name and Position                  Salary        Bonus       Compensation
-------------------------------------------- -----------  ------------  -----------------
Robert Marlin Maddoux,
  Chief Executive Officer and President....    $ 33,000        ---           $8,302
Thomas R. Tradup,
  Vice President and General Manager.......    $180,000        ---             --


       The "Other Annual Compensation" for Mr. Robert Marlin Maddoux represents a car allowance provided to him by the company. Mr. Dorf, one of our key management employees received a salary of approximately $160,000 (including commissions) during 1999.

     STOCK OPTIONS GRANTED IN THE YEAR ENDED DECEMBER 31, 1999.
No stock options were granted to the named executive officers during the year ended December 31, 1999.

     YEAR-END OPTION VALUES. Neither of the named executive officers exercised any stock options during the year ended
December 31, 1999 and neither of these individuals held any options as of that date.

Stock Option Plan
-----------------

     We have not yet established a stock option plan. However, we anticipate creating a stock option plan in the near future for the purpose of promoting our objectives by using interests in our common stock to attract, retain and motivate employees, directors, officers and consultants, and to encourage such persons' contributions to the performance of USARadio.com. We expect that our plan will authorize the granting of stock options exercisable for up to 20% of our issued and outstanding shares of common stock.

Certain Transactions
--------------------

     LOANS FROM MARLIN MADDOUX. We have had a history of losses and negative cash flow. Therefore, although we have financed our operations principally from operations, we have had the need to supplement these funds with bank debt and stockholder loans. Marlin Maddoux, our Chief Executive Officer and President, has guaranteed a portion of our bank debt, although he has not received a guarantee fee to do so. Further, Mr. Maddoux has been the primary source for stockholder loans to the company. As of December 31, 1999, we owed Mr. Maddoux a total of $156,057 of which $80,000 is due September, 2004 and bears interest at 10% per annum and the remaining $76,057 is due June 2001 and bears interest at 12% per annum. No assurances can be made that Mr. Maddoux will continue to provide credit enhancements and/or stockholder loans to us in the future.

     In addition to the loans referenced above, Marlin Maddoux loaned the U.S.A. Radio Network Trust the funds necessary to acquire the shares of our stock on November 5, 1999. See "Recent
Change of Control Transaction."

     FAMILIAL RELATIONSHIPS. We employ other persons related to Marlin Maddoux, our Chief Executive Officer and President, and Mark Maddoux, our Vice President, Corporate Secretary and Chief Financial Officer. Specifically, Tim Maddoux, a Vice President and our Assistant General Manager and J. David Maddoux, our Director of Information Systems, are the sons of Marlin Maddoux and the brothers of Mark Maddoux. These individuals received annual compensation of approximately $92,000 and $80,000, respectively, during 1999.

     INTERNATIONAL CHRISTIAN MEDIA. We sell satellite time and syndication services to International Christian Media ("ICM"), a not-for-profit organization that produces our program "Point of View." Mr. Marlin Maddoux, our Chief Executive Officer and President, is the President of ICM and also serves on its board of trustees. Mr. Mark Maddoux, our Vice President, Corporate Secretary and Chief Financial Officer, is the Chief Financial Officer of ICM. Neither Mr. Marlin Maddoux, nor Mr. Mark Maddoux, believe that their responsibilities with ICM interfere in any way with their responsibilities to the company. From time to time, we and ICM incur expenses on behalf of the other which are subsequently reimbursed by the appropriate party. Further, we sublease approximately 12,200 square feet of our executive offices to ICM for their operations at a rate equal to or in excess of the rate paid by us for such space. During the year ended December 31, 1999, ICM incurred approximately $234,000 in fees with us, representing approximately 6.0% of our total revenues for the year. Of this amount, approximately $150,000 was more than 90 days past due at December 31, 1999. We have agreed with ICM that we will begin to charge a "carrying fee" of 1% per month commencing March 1, 2000 on all amounts more than 90 days past due.

     We expect to continue to provide services to ICM in the future.

                             ITEM 2.
    REINCORPORATION OF USARADIO.COM FROM COLORADO TO DELAWARE

General
-------

     Your board of directors has approved and recommends that the stockholders approve the proposed merger of the company into a wholly-owned subsidiary to be incorporated under the laws of the State of Delaware for the purpose of changing our state of incorporation from the State of Colorado to the State of Delaware. We believe that this redomestication will result in significant advantages as more fully described below. In this discussion, the terms "company" or "USARadio-Colorado" refer to the existing Colorado corporation and the term "USARadio-Delaware" refers to the new Delaware corporation which is the proposed successor to USARadio-Colorado.

     The following discussion summarizes certain aspects of our proposed redomestication into the State of Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

     * the Certificate of Incorporation of USARadio-Delaware, a copy of which is attached as Exhibit A to this Information Statement;

     * the Bylaws of USARadio - Delaware, a copy of which is attached as Exhibit B to this Information Statement;

     * the Agreement and Plan of Merger, a copy of which is attached as Exhibit C to this Information Statement;

     *    the "Comparison of Colorado and Delaware Corporation
          Law" attached as Exhibit D to this Information
          Statement; and

     *    the Colorado Business Corporation Act Dissenters'
          Rights Statute, a copy of which is attached as Exhibit E to this Information Statement.

     Copies of our current Articles of Incorporation and Bylaws are available for inspection at our principal executive offices and copies will be sent to stockholders, without charge, upon oral or written request directed to USARadio.com, Inc., 2290 Springlake Road, Suite 107, Dallas, Texas 75234, Attention:
Corporate Secretary, (972) 484-3900.

Principal Features of the Reincorporation and the Merger
--------------------------------------------------------

     The reincorporation will be effected by the merger of USARadio-Colorado with and into USARadio-Delaware, which will be incorporated under the Delaware General Corporation Law ("DGCL") for purposes of the merger. USARadio-Delaware will be the surviving corporation in the merger. The separate existence of USARadio-Colorado will cease to exist as a result of the merger.

     Upon completion of the merger, each outstanding share of common stock, no par value per share, of USARadio-Colorado will be converted into one share of common stock, $.001 par value, of USARadio-Delaware. As a result, the existing stockholders of USARadio-Colorado will automatically become stockholders of USARadio-Delaware. USARadio-Colorado stock certificates will be deemed to represent the same number of USARadio-Delaware shares as were represented by such USARadio-Colorado stock certificates prior to the merger.

     Our redomestication in Delaware will not result in any change to the daily business operations of the company or the present location of the principal executive offices or broadcast center in Dallas, Texas. The financial condition and results of operations of USARadio-Delaware immediately after the consummation of this transaction will be identical to that of USARadio-Colorado immediately prior to the consummation of the reincorporation. In addition, at the effective time of the merger, the board of directors of USARadio-Delaware will consist of those persons who were directors of USARadio-Colorado immediately prior to the merger; namely, Marlin Maddoux and Mark Maddoux. In addition, the individuals serving as executive officers of USARadio-Colorado immediately prior to the merger will serve as executive officers of USARadio-Delaware upon the effectiveness of the merger.

Principal Reasons for the Reincorporation
-----------------------------------------

     As the company plans for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based. We believe that the stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the Corporation they own.

     For many years, the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by us. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. It is anticipated that, as in the past, the DGCL will continue to be interpreted and explained in a number of significant court decisions. We believe that reincorporation in Delaware should provide greater predictability with respect to our corporate affairs.

     In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major corporations in the United States and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in our legal affairs than presently available under Colorado law.

     We believe that the proposed reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and lack of compensation associated with service as a director, we believe that the better understood, and comparatively stable, corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and therefore are better defined and better understood than under Colorado law.

     We believe that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that the proposed reincorporation under Delaware law will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. Delaware law permits a corporation to eliminate or limit the personal liability of its directors to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the corporation; however, directors' personal liability is not, and can not be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as federal securities laws.

     We have not viewed the increased protections permitted under the DGCL as a reason for recommending the reincorporation. Stockholders should note, however, that since members of the board of directors will receive the benefit of expanded indemnification provisions and limitations on liability, the board of directors may be viewed as having a personal interest in the approval of the reincorporation at the potential expense of stockholders.

Possible Disadvantages of Reincorporation
-----------------------------------------

     The DGCL has been publicly criticized on the grounds that it does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states (including Colorado). For example, if the reincorporation is consummated, we will not be required in the future under the DGCL to obtain stockholder approval, or to grant class voting and appraisal rights, in connection with certain kinds of mergers and corporate reorganizations which under Colorado law would be subject to those requirements. For information regarding those and other material differences between the CBCA and the DGCL, see Exhibit D attached to this Information Statement. We believe that the advantages of the reincorporation to the company and its stockholders outweigh its possible disadvantages.

STOCKHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF CERTAIN
SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE CBCA AND THE
DGCL AFFECTING THE RIGHTS AND INTERESTS OF STOCKHOLDERS SET FORTH
IN EXHIBIT D ATTACHED TO THIS INFORMATION STATEMENT.

Amendment, Deferral or Termination of the Reincorporation Merger
Agreement
----------------------------------------------------------------

     If approved by the stockholders at the Annual Meeting, it is anticipated that the reincorporation will become effective at the earliest practicable date. However, the applicable Merger Agreement provides that it may be amended, modified or supplemented before or after approval by the stockholders of the company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the company's stockholders unless it has been approved by the stockholders. The Merger Agreement also provides that the company may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the board of directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the company and its stockholders.

Federal Income Tax Consequences of the Reincorporation
------------------------------------------------------

     We believe that, for federal income tax purposes, no gain or loss will be recognized by the holders of common stock of USARadio-Colorado as a result of the consummation of the reincorporation and no gain or loss will be recognized by USARadio-Colorado or USARadio-Delaware. Each holder of common stock of USARadio-Colorado will have the same tax basis in the USARadio-Delaware common stock received pursuant to the reincorporation (other than those who exercise dissenters' rights) as such stockholder had in the common stock of USARadio-Colorado held immediately prior to the reincorporation, and the stockholder's holding period with respect to the USARadio-Delaware common stock will include the period during which such stockholder held the corresponding common stock, so long as the common stock was held as a capital asset at the time of consummation of the reincorporation.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     We also believe that USARadio-Delaware will succeed without adjustment to the tax attributes of USARadio-Colorado.
Stockholders should be aware that franchise taxes in the State of Delaware are likely to be higher than those in the State of Colorado.

     A dissenting stockholder who receives payment for his shares upon exercise of his rights of dissent may recognize gain or loss for federal income tax purposes, measured by the difference between the tax basis for his shares and the amount of the payment received. Stockholders who dissent and seek cash payment for their shares should consult with their tax advisors.

Exchange of Stock Certificates
------------------------------

     The conversion of shares of USARadio-Colorado common stock into USARadio-Delaware common stock will occur automatically upon the completion of the merger without any action on the part of stockholders and without regard to the date certificates representing shares of common stock prior to the merger are physically surrendered.

     As soon as practicable after the consummation of the merger, transmittal forms will be mailed to each holder of record of USARadio-Colorado to be used in forwarding stock certificates for surrender and exchange for certificates representing the number of shares of USARadio-Delaware common stock such stockholder is entitled to receive as a consequence of the merger. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of common stock, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the number of shares of USARadio-Delaware common stock that he or she holds as a result of the merger. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the consummation of the merger, each certificate representing shares of common stock outstanding prior to the consummation of the merger will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of that number of shares of USARadio-Delaware common stock into which the shares of common stock evidenced by such certificate have been converted as a result of the consummation of the merger.

Dissenters' Rights
------------------

     Holders of shares of common stock of USARadio-Colorado will have the right to dissent and seek the payment of "fair value" of their shares with regard to the reincorporation proposal. Pursuant to Article 113 of the CBCA, such holders of record of USARadio-Colorado common stock who object and who follow the procedures prescribed by Article 113 of the CBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of USARadio-Colorado common stock held by them. Set forth below is a summary of the procedures such holders of USARadio-Colorado common stock must follow in order to exercise their dissenters' rights under the CBCA. This summary does not purport to be complete and is qualified in its entirety by reference to
Article 113 of the CBCA (a copy of which is attached to this Information Statement as Exhibit E) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     In addition, stockholders are hereby advised that they may have had the right to dissent and seek the payment of "fair value" of their shares in connection with the merger of USARadio.com, Inc., a Texas corporation, with and into USARadio-
Colorado. That merger was effective December 21, 1999.

     Any such holder of shares of common stock of USARadio-Colorado contemplating a possibility of objecting to the reincorporation proposal (or the prior merger into USARadio-Colorado) should carefully review the text of Exhibit E (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. YOUR DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF ARTICLE 113 OF THE CBCA ARE NOT FULLY AND PRECISELY SATISFIED.

     A record stockholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the company in writing of the name, address and federal taxpayer identification number of each person on whose behalf he has asserted dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the company the record holder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

     Under Article 113 of the CBCA, any stockholder who desires to assert dissenters' rights shall deliver to the company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the company shall deliver a written dissenters' notice to all stockholders who properly exercised their dissenters' rights within ten (10) days after the effective date of the corporate action. Such notice from company shall include, among other items, a form for demanding payment, an address where certificates representing shares of USARadio-Colorado must be deposited along with the demand for payment, and a date not less than thirty (30) days after the date of the company's delivery of the initial dissenters' notice by which the company must receive the payment demand. A stockholder who demands payment and deposits his share certificates in accordance with the terms of the company's dissenters' notice shall be entitled to receive from the company the amount that the company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the company, a statement of the company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting stockholder disagrees with the company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the company's offer and demand payment of fair value of his shares. A dissenting stockholder waives his rights to contest the company's determination of "fair value" unless he notifies the company of his demand of payment of a different value in writing within thirty (30) days after the company made or offered payment for his shares.

     If a demand for payment remains unresolved, the company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the company does not commence a proceeding within the sixty day period, it must pay to each dissenting stockholder the amount demanded by such stockholder.




For the Board of Directors,


Marlin Maddoux,
Chairman of the Board,
Chief Executive Officer
and President


April ___, 2000
Dallas, Texas

                            EXHIBIT A

                  CERTIFICATE OF INCORPORATION
                               OF
                       USARadio.com, Inc.


     FIRST:    The name of the corporation is USARadio.com,
Inc. (the "Corporation").

     SECOND:   The address of the registered office of the
Corporation in the State of Delaware is Corporation Trust Center,
1209 Orange Street, in the City of Wilmington, County of New
Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD:    The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware ("DGCL").

     FOURTH:   The aggregate number of shares of all classes of
stock which the Corporation shall have authority to issue is Thirty Five Million (35,000,000) shares, consisting of (A) Thirty Million (30,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), and (B) Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof with respect to the Common Stock and the Preferred Stock are as follows:

          (A) Common Stock. Each holder of the Common Stock of the Corporation shall be entitled to one vote for every share of Common Stock outstanding in his name on the books of the Corporation. Except for and subject to those rights expressly granted to the holders of the Preferred Stock or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, without limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally with all holders of all Common Stock all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts that they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation, if any.

          (B) Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Except as otherwise expressly stated in the resolution or resolutions providing for the establishment of a series of Preferred Stock, any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise expressly provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes unless expressly provided in the resolution or resolutions providing for the establishment thereof. The Board of Directors of the Corporation is hereby expressly authorized to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix the number of shares constituting that series and the distinctive designation of that series and to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

     FIFTH:    For the management of the business and for the
conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

          (A) Powers and Authorities of Board of Directors. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

               (i) to make, alter, amend or repeal the Bylaws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation;

               (ii) without the assent or vote of the
          stockholders, to authorize and issue securities and obligations of the Corporation, secured or unsecured, and to include therein such provisions as to redemption, conversion or other terms thereof as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real, personal or mixed, including after-acquired property;

               (iii) to determine whether any, and if any, what part, of the net profits of the Corporation or of its surplus shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or such surplus; and

               (iv) to fix from time to time the amount of net profits of the Corporation or of its surplus to be reserved as working capital or for any other lawful purpose.

          In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and the Bylaws of the Corporation.

          (B) Director or Officer Removal. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the Bylaws of the Corporation.

          (C) Amendment to Certificate of Incorporation. From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (C).

     SIXTH:    No director of the Corporation shall be personally
liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; PROVIDED, HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the DGCL, or (iv) any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article SIXTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as that Section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article SEVENTH (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and (c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation that may exist from time to time and that is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Corporation.

     EIGHTH:   Notwithstanding anything contained in this
Certificate of Incorporation to the contrary, the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock of the Corporation shall be required to amend or repeal Article SIXTH, SEVENTH or EIGHTH of this Certificate of Incorporation or to adopt any provision inconsistent therewith. Further, the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock of the Corporation shall be required to amend or repeal the Bylaws of the Corporation, if the stockholders of the Corporation are required by the DGCL, the Certificate of Incorporation or the Bylaws to vote thereon.

     NINTH: Except as provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reserve power. Notwithstanding the foregoing, the provisions set forth in Articles SIXTH, SEVENTH and EIGHTH of this Certificate of Incorporation may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article EIGHTH herein.

     TENTH:    Whenever a compromise or arrangement is proposed
between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation as the case may be, and also on the Corporation.

     ELEVENTH: Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated form time to time by the Board of Directors or in the Bylaws of the Corporation.

     TWELFTH:  The Corporation elects not to be governed by
Section 203 of the DGCL.

     THIRTEENTH:    The name and mailing address of the
Incorporator of the Corporation is J. David Washburn, c/o Arter &
Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2000, and affirm the statements contained therein as true under penalties of perjury.


                                    /s/  J. DAVID WASHBURN
                                   -----------------------------
                                   J. David Washburn
                                   Incorporator

                             BYLAWS

                               of

                      USARadio.com, Inc.

                    (a Delaware corporation)



                           ARTICLE I

                            Offices

     SECTION 1.1. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                           ARTICLE II

                    Meetings of Stockholders

     SECTION 2.1. Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place within or without the State of Delaware, and on such date and at such hour of the day as the Board of Directors shall determine.

     SECTION 2.2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by order of the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or the whole Executive Committee, if any. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Special meetings of the stockholders shall be held at such place within or without the State of Delaware, on such date, and at such time as may be designated by the person or persons calling the meeting.

     SECTION 2.3. Notice of Meetings. Written notice of every meeting of stockholders, stating the time, place and purposes thereof, shall be given personally or by mail at least ten (10), but not more than sixty (60), days (except as otherwise provided by law) before the date of such meeting to each person who appears on the stock transfer books of the Corporation as a stockholder and who is entitled to vote at such meeting. If such notice is mailed, it shall be directed to such stockholder at his address as it appears on the stock transfer books of the Corporation.

     SECTION 2.4. Quorum. At any meeting of the stockholders the holders of a majority of the shares of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, except where otherwise provided by law or in the Certificate of Incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment, provided that any action (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     SECTION 2.5. Adjournments. If at any meeting of stockholders a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or by proxy and entitled to vote at such meeting may adjourn the meeting from time to time until a quorum shall attend, and thereupon any business may be transacted which might have been transacted at the meeting as originally called. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed, notice of the adjourned date shall be given.

     SECTION 2.6. Organization; Meeting Rules. The Chairman of the Board, if one is elected, and in his absence the President, and in their absence the Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the stockholders when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary. The chairman of any meeting of stockholders shall determine the order of business and the rules and procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as he may deem appropriate in his discretion.

     SECTION 2.7. Voting. At each meeting of the stockholders, each holder of the shares of Common Stock shall be entitled to one vote on such matter for each such share and may exercise such voting right either in person or by proxy appointed by an instrument in writing subscribed by such stockholder or his duly authorized attorney. No such proxy shall be voted or acted upon after eleven (11) months from its date unless the proxy provides for a longer period. Voting need not be by ballot. All elections of directors shall be decided by a plurality vote and all questions decided and actions authorized by a majority vote, except as otherwise required by law.

     SECTION 2.8. Inspectors. At any meeting of stockholders, inspectors of election may be appointed by the presiding officer of the meeting for the purpose of opening and closing the polls, receiving and taking charge of the proxies, and receiving and counting the ballots or the vote of stockholders otherwise given. The inspectors shall be appointed by the presiding officer of the meeting, shall be sworn to faithfully perform their duties, and shall in writing certify to the returns. No candidate for election as director shall be appointed or act as inspector.

     SECTION 2.9. Stockholder List. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of such stockholder, shall be prepared and held open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for said ten (10) days either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.10. Business to be Transacted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a special meeting, business must be specified in the notice of the meeting (or any supplement thereto). To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must, in addition to any requirements imposed by federal securities law or other laws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, no later than ninety (90) days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, if less than one hundred
(100) days notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholders must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. A stockholder's notice to the secretary with regard to an annual meeting shall set forth as to each matter that the stockholder proposes to bring before the meeting, (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholders supporting such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the supporting stockholders on the date of the presenting stockholders' notice and (d) any material interest of the presenting or supporting stockholders in such business. The Chairman of the meeting may refuse to bring before a meeting any business not properly brought before the meeting in compliance with this section.

     SECTION 2.10 Informal Action. Any action that may be taken at any annual or special meeting of the stockholders of the Corporation, may be takem without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that a consent must bear the date of each stockholder's signature and no consent will be effective unless written consents received by a sufficient number of stockholders to take the contemplated action are delivered to the Corporation within sixty (60) days of the date that the earliest consent is delivered to the Corporation. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of Delaware law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under any other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent and that written notice have been given in accordance with Section 228 of the General Corporation Law of the State of Delaware.



                          ARTICLE III

                           Directors

     SECTION 3.1. Functions and Number. The property, business and affairs of the Corporation shall be managed and controlled by a Board of Directors, who need not be stockholders, citizens of the United States or residents of the State of Delaware. The number of members which shall constitute the Board of Directors shall be determined from time to time by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose, but no decrease in the Board of Directors shall have the effect of shortening the term of an incumbent director. Upon approval of these Bylaws, the Board of Directors shall consist of two (2) members, such number to constitute the whole Board. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies. Except as otherwise provided by law or in these Bylaws or in the Certificate of Incorporation, the directors shall be elected by the stockholders entitled to vote at the annual meeting of stockholders of the Corporation. Subject to law, to the Certificate of

Incorporation and to the other provisions of these Bylaws, each director shall hold office until his or her term of office expires and until his or her successor shall have been elected and qualified.

     SECTION 3.2. Removal. Any director may be removed by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock only for cause.

     SECTION 3.3. Vacancies. Unless otherwise provided in the Certificate of Incorporation or in these Bylaws, vacancies among the directors, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of directors or otherwise, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Vacancies that occur on the Board of Directors during the year may be filled by the Board of Directors as hereinabove provided for the unexpired term of the vacating directors predecessor in office.

     SECTION 3.4. Place of Meeting. The directors may hold their meetings and may have one or more offices and keep the books of the Corporation (except as otherwise may at any time be provided by law) at such place or places within or without the State of Delaware as the Board may from time to time determine.

     SECTION 3.5. Annual Meeting. The newly elected Board may meet for the purpose of organization, the election of officers and the transaction of other business, at such time and place within or without the State of Delaware as shall be fixed as provided in Section 3.7 of this Article for special meetings of the Board of Directors.

     SECTION 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place within or without the State of Delaware as the Board of Directors shall from time to time by resolution determine and no notice of such regular meetings shall be required.

     SECTION 3.7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the direction of the President or of one-third of the directors then in office. The Secretary or some other officer or director of the Corporation shall give notice to each director of the time and place of each special meeting by mailing the same at least three
(3) days before the meeting or by telexing, telegraphing or telephoning the same not later than the day before the meeting, at the residence address of each director or at his usual place of business. Special meetings of the Board shall be held at such place within or without the State of Delaware as shall be specified in the call for the meeting. Unless expressly required by statute, by the Certificate of Incorporation or by the Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of a meeting.

     SECTION 3.8. Quorum. Except as otherwise provided by law or in the Certificate of Incorporation, a majority of the directors in office shall constitute a quorum for the transaction of business. A majority of those present at the time and place of any regular or special meeting, if less than a quorum be present, may adjourn from time to time without notice, until a quorum be had. The act of a majority of directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.

     SECTION 3.9. Compensation. The Board of Directors shall have the authority to fix by resolution the compensation of directors.

     SECTION 3.10. Organization. At all meetings of the Board of Directors, the President, or in his absence the Vice President if he is a member of the Board, or in their absence, a chairman chosen by the directors shall preside. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary.

     SECTION 3.11. Telephone Meetings. Any member of the Board of Directors may participate in any meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

     SECTION 3.12. Informal Action. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all the members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

     SECTION 3.13. Nomination of Director Candidates. Subject to the rights of the holders of Preferred Stock or any other class of capital stock of the Corporation (other than Common Stock) or any series of any of the foregoing that has been outstanding, nominations for the election of directors may be made by the Board of Directors, by any duly appointed committee thereof or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at any meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States Mail, postage prepaid, to the Secretary of the Corporation not later than ninety (90) days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, if less than one hundred (100) days notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholders must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. Each such notice shall set forth: (a) the name, age, business address and residence address of the person or persons intended to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such requirements been applicable and each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this section.

                           ARTICLE IV

                           Committees

     SECTION 4.1. Executive Committee. The Board of Directors, by a resolution passed by a vote of a majority of the whole Board, may appoint an Executive Committee of one or more directors, which to the extent permitted by law and in said resolution shall, during the intervals between the meetings of the Board of Directors, in all cases where special directions shall not have been given by the Board, have and exercise the powers of the Board of Directors, including those powers enumerated in these Bylaws which are not specifically reserved to the Board of Directors, in the management of the property, business and affairs of the Corporation; provided, however, that the Executive Committee shall not have any power or authority to amend the Certificate of Incorporation, to adopt any agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, to recommend to the stockholders a dissolution of the Corporation or a revocation of dissolution, to amend the Bylaws of the Corporation, to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger. The Executive Committee shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board of Directors shall appoint the Chairman of the Executive Committee. The members of the Executive Committee shall receive such compensation and fees as from time to time may be fixed by the Board of Directors.

     SECTION 4.2. Alternates and Vacancies. The Board of Directors may designate one or more directors as alternate members of the Executive Committee who may replace any absent or disqualified member at any meeting of the Executive Committee. In the absence or disqualification of a member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. All other vacancies in the Executive Committee shall be filled by the Board of Directors in the same manner as original appointments to such Committee.

     SECTION 4.3.   Committees to Report to Board.  The Executive
Committee shall keep regular minutes of its proceedings and all action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action.

     SECTION 4.4. Procedure. The Executive Committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. The presence of a majority of the then appointed number of each committee created pursuant to this Article IV shall constitute a quorum and in every case an affirmative vote by a majority of the members of the committee present and not disqualified from voting shall be the act of the committee.

     SECTION 4.5. Other Committees. From time to time the Board of Directors by a resolution adopted by a majority of the whole Board may appoint any other committee or committees for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of appointment.

     SECTION 4.6. Termination of Committee Membership. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors, or any subcommittee thereof.

                           ARTICLE V

                            Officers

     SECTION 5.1. Executive Officers. The executive officers of the Corporation may consist of a Chairman of the Board, a President and Chief Executive Officer, one or more Vice Presidents, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors. Unless otherwise provided in the resolution of election, each officer shall hold office until the next annual election of directors and until his successor shall have been qualified. Any two of such offices may be held by the same person.

     SECTION 5.2. Subordinate Officers. The Board of Directors may appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers and agents as it may deem necessary or advisable, for such term as the Board of Directors shall fix in such appointment, who shall have such authority and perform such duties as may from time to time be prescribed by the Board.

     SECTION 5.3. Compensation. The Board of Directors shall have the power to fix the compensation of all officers, agents and employees of the Corporation, which power, as to other than elected officers, may be delegated as the Board of Directors shall determine.

     SECTION 5.4. Removal. All officers, agents and employees of the Corporation shall be subject to removal, with or without cause, at any time by affirmative vote of the majority of the whole Board of Directors whenever, in the judgment of the Board of Directors, the best interests of the Corporation will be served thereby. The power to remove agents and employees, other than officers or agents elected or appointed by the Board of Directors, may be delegated as the Board of Directors shall determine.

     SECTION 5.5. Chairman of the Board. If a Chairman of the Board is elected, he shall be chosen from among the members of the Board of Directors and shall preside at all meetings of the directors and the stockholders of the Corporation. The Chairman of the Board shall, in general, have supervisory power over the Chief Executive Officer and all other officers of the Corporation.

     SECTION 5.6. The Chief Executive Officer. The Chief Executive Officer shall be the chief operating officer of the Corporation and shall be responsible for insuring that the President of the Corporation is capable of fulfilling his duties to the Corporation and shall perform such other duties as the Board of Directors shall prescribe.

     SECTION 5.7. The President. The President shall have the general powers and duties of supervision and management of the Corporation, shall report directly to the Chief Executive Officer, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall preside at all meetings of the stockholders and directors at which he is present. The President shall also perform such other duties as may from time to time be assigned to him by the Board of Directors.

     SECTION 5.8. Vice Presidents. Each Vice President shall perform such duties and shall have such authority as from time to time may be assigned to him by the Board of Directors or the President.

     SECTION 5.9. The Treasurer. The Treasurer shall have the general care and custody of all the funds and securities of the Corporation which may come into his hands and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation, and the Treasurer shall pay out and dispose of the same under the direction of the Board of Directors. He shall have general charge of all securities of the Corporation and shall in general perform all duties incident to the position of Treasurer.

     SECTION 5.10. The Secretary. The Secretary shall keep the minutes of all proceedings of the Board of Directors and the minutes of all meetings of the stockholders and also, unless otherwise directed by such committee, the minutes of each standing committee, in books provided for that purpose, of which he shall be the custodian; he shall attend to the giving and serving of all notices for the Corporation; he shall have charge of the seal of the Corporation, of the stock certificate books and such other books and papers as the Board of Directors may direct; and he shall in general perform all the duties incident to the office of Secretary and such other duties as may be assigned to him by the Board of Directors.

     SECTION 5.11. Vacancies. All vacancies among the officers for any cause shall be filled only by the Board of Directors.

     SECTION 5.12. Bonding. The Board of Directors shall have power to require any officer or employee of the Corporation to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board of Directors may deem advisable.

                           ARTICLE VI

                             Stock

     SECTION 6.1. Form and Execution of Certificates. The shares of stock of the Corporation shall be represented by certificates in such form as shall be approved by the Board of Directors; provided that the Board of Directors of the Corporation may provide by resolution that some or all of any or all classes or series of its stock (other than the Common stock of the Corporation) shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation; and, notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and every holder of uncertificated shares shall be entitled to a certificate or certificates representing his shares upon delivery of a written request therefor to the Secretary of the
Corporation.   The certificates shall be signed by the President
or the Vice President and the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, except that where any such certificates shall be countersigned by a transfer agent and by a registrar, the signatures of any of the officers above specified, and the seal of the Corporation upon such certificates, may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

     SECTION 6.2. Regulations. The Board of Directors may make such rules and regulations consistent with any governing statute as it may deem expedient concerning the issue, transfer and registration of certificates of stock and concerning certificates of stock issued, transferred or registered in lieu or replacement of any lost, stolen, destroyed or mutilated certificates of stock.

     SECTION 6.3. Fixing of Record Date. For the purpose of determining the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders, and all persons who are stockholders of record on the date so fixed, and no others, shall be entitled to notice of, and to vote at, such meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or to take any other lawful action, as the case may be. Such record date shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action, provided that any record date established by the Board of Directors may not precede the date of the resolution establishing the record date. The record date for determining stockholders entitled to consent to corporate actions in writing shall not be more than ten (10) days after the date upon which the resolution fixing the record date was adopted. If no record date is established prior to an action undertaken by consent, the record date shall be, if no action of the Board of Directors is required, the first date on which a signed written consent setting forth the action taken is delivered to the corporation. If action by the Board of Directors is required, the record date shall be the close of business on the day the board adopts the resolution taking the prior action.

     Section 6.4. Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent or transfer agents and a registrar or registrars for any or all classes of the capital stock of the Corporation, and may require stock certificates of any or all classes to bear the signature of either or both.

                          ARTICLE VII

                              Seal

     SECTION 7.1. Seal. The seal of the Corporation shall be circular in form and contain the name of the Corporation, the year of its organization, and the words "CORPORATE SEAL, DELAWARE", which seal shall be in charge of the Secretary to be used as directed by the Board of Directors.

                          ARTICLE VIII

                          Fiscal Year

     SECTION 8.1.   Fiscal Year.  The fiscal year of the
Corporation shall be the calendar year unless otherwise fixed by resolution of the Board of Directors.

                           ARTICLE IX

                        Waiver of Notice

     SECTION 9.1. Waiver of Notice. Any person may waive any notice required to be given by law, in the Certificate of Incorporation or under these Bylaws by attendance in person, or by proxy if a stockholder, at any meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or by a writing signed by the person or persons entitled to said notice, whether before or after the time stated in said notice, which waiver shall be deemed equivalent to such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee appointed by the Board of Directors need be specified in any written waiver of notice.

                           ARTICLE X

  Checks, Notes, Drafts, Contracts, Voting of Securities, Etc.

     SECTION 10.1. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

     SECTION 10.2. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

     SECTION 10.3. Provision Regarding Conflicts of Interests. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

          (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the shareholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 10.4. Voting of Securities Owned by the Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock or other securities issued by any other corporation and owned or controlled by the Corporation may be voted, whether by written consent as set forth hereinbelow or at any meeting of such other corporation, by the President of the Corporation, or in the absence of the President, by any Vice President of the Corporation who may be present at such meeting or available to sign such written consent. Whenever in the judgment of the President, or in his absence, of any Vice President, it shall be desirable for the Corporation to execute a proxy or give a consent with respect to any share or shares of stock or other securities issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President or one of the Vice Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons so designated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock or other securities issued by such other corporation and owned by the Corporation.

                           ARTICLE XI

                 Indemnification and Insurance

     SECTION 11.1. Third-Party Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 11.2. Derivative Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

     SECTION 11.3. Right to Indemnification of Expenses. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Sections 11.1 and 11.2 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     SECTION 11.4 Determination of Indemnification. Any indemnification under Sections 11.1 and 11.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has meet the applicable standards of conduct set forth in Sections 11.1 and 11.2. Such determination shall be made (A) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (C) by the stockholders.

     SECTION 11.5 Expenses of Contested Indemnification Claims. If a claim under Section 11.1 or 11.2 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.

     SECTION 11.6 Advancement of Expenses. Expenses (including reasonable attorneys' fees) incurred by a director or officer in defending any proceeding or prosecuting a claim under Section
11.5 shall be paid by the Corporation in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

     SECTION 11.7 Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

     SECTION 11.8 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     SECTION 11.9 Employees, Agents and Others. The Corporation may, to the fullest extent of the provisions of this Article with respect to directors and officers and to the extent authorized from time to time by the Board of Directors, grant rights of indemnification and advancement of expenses to any employee or agent of the Corporation or any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     SECTION 11.10 Contract Right. Each of the rights of indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall be a contract right and any repeal or amendment of the provisions of this Article shall not adversely affect any such right of any person existing at the time of such repeal or amendment with respect to any act or omission occurring prior to the time of such repeal or amendment, and further, shall not apply to any proceeding, irrespective of when the proceeding is initiated, arising from the service of such person prior to such repeal or amendment.

     SECTION 11.11 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

     SECTION 11.12 Certain References Under Article XI. For purposes of this Article, the following references shall have the following meanings:

          (A) "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued;

          (B) "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

          (C) a person who acted in good faith and in a manner he or she reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation;"

          (D) "other enterprises" shall include employee benefit plans;

          (E) "proceeding" shall include any pending or completed action, suit or proceeding, whether formal or informal or civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding;

          (F) "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan.

                            EXHIBIT C

                  AGREEMENT AND PLAN OF MERGER


     This AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into on this ____ day of April, 2000 by and between USARADIO.COM, INC., a Colorado corporation ("USARadio-Colorado") and USARADIO.COM, INC., a Delaware corporation (hereinafter referred to as "USARadio-Delaware").

                            RECITALS:

     WHEREAS, USARadio-Colorado is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, USARadio-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, on the date hereof, the authorized capital of USARadio-Colorado consists of Twenty Million (20,000,000) shares of common stock, no par value per share ("USARadio-Colorado
Common Stock"), of which 13,516,720 shares are issued and outstanding;

     WHEREAS, on the date hereof, the authorized capital of USARadio-Delaware consists of (A) Thirty Million (30,000,000) shares of common stock, par value $.001 per share ("USARadio-Delaware Common Stock"), of which 100 shares are issued and outstanding and (B) Five Million (5,000,000) shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of USARadio-Colorado and USARadio-Delaware have determined that it is advisable and in the best interests of each such corporation that USARadio-Colorado merge with and into USARadio-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of USARadio-Colorado in the State of Delaware, and the respective Boards of Directors of USARadio-Colorado and USARadio-Delaware have, by resolutions duly adopted, approved and adopted this Merger Agreement; and

     WHEREAS, the parties intend by this Merger Agreement to effect a "reorganization" under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

                           AGREEMENTS:

     1. Merger. At the Effective Time (as hereinafter defined), USARadio-Colorado shall be merged with and into USARadio-Delaware (the "Merger"). USARadio-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of USARadio-Colorado shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Colorado. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

     2.   Governing Documents.

          (a) The Certificate of Incorporation of USARadio-Delaware as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          (b) The Bylaws of USARadio-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     3. Officers and Directors. The persons who are officers and directors of USARadio-Colorado immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

     4. Rights, Privileges, Etc. At the Effective Time, the separate corporate existence of USARadio-Colorado shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of USARadio-Colorado; and all the rights, privileges, powers and franchises of USARadio-Colorado on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of USARadio-Colorado, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of USARadio-Colorado shall be reserved unimpaired, and all debts, liabilities and duties of USARadio-Colorado shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of USARadio-Colorado will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of USARadio-Colorado, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its stockholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon a the same were with respect to USARadio-Colorado.

     5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

          a. Each share of USARadio-Colorado Common Stock outstanding immediately prior to the Effective Time shall, except as provided in Section 8 hereof, be converted into, and shall become, one fully paid and nonassessable share of USARadio-Delaware Common Stock.

          b. Each share of USARadio-Colorado Common Stock held in the treasury of USARadio-Colorado immediately prior to the Effective Time shall be automatically converted into one share of USARadio-Delaware Common Stock, which shares shall continue to be retained and held by USARadio-Delaware in the treasury thereof.

          c. Each option, warrant, purchase right, convertible debt instrument or other security of USARadio-Colorado issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of USARadio-Delaware, and the same number of shares of USARadio-Delaware Common Stock shall be reserved for purposes of the exercise of such option, warrant, purchase right, convertible debt instrument or other securities as is equal to the number of shares of USARadio-Colorado Common Stock so reserved at the Effective Time.

          d. Each share of USARadio-Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of USARadio-Delaware Common Stock.

     6. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of USARadio-Colorado Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, USARadio-Delaware Common Stock into which the shares of USARadio-Colorado Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of USARadio-Colorado or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of USARadio-Delaware Common Stock evidenced by such outstanding certificate as above provided.

     7. Employee Benefit Plans. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of USARadio-Colorado under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     8.   Dissenting Stockholders.

          a. Notwithstanding the provisions of Section 5.a. hereof, any outstanding shares of USARadio-Colorado Common Stock held by a stockholder who shall have elected to dissent from the Merger and who shall have exercised and perfected his right to dissent with respect to such shares in accordance with Article 113 of the Colorado Business Corporation Act (a "Dissenting Stockholder") shall not be converted into shares of USARadio-Delaware Common Stock as a result of the Merger, but such Dissenting Stockholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Article 113, except that shares of USARadio-Colorado Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting Stockholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Article 113 shall be deemed converted, as of the Effective Time, into such number of shares of USARadio-Colorado Common Stock as such holder otherwise would have been entitled to receive as a result of the Merger.

          b. USARadio-Delaware hereby agrees that it may be served with process in the State of Colorado in any proceeding to enforce any obligation or the rights of a Dissenting Stockholder arising from the Merger. USARadio-Delaware appoints the Secretary of State of Colorado as its agent to accept service of process for any such proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Colorado to USARadio-Delaware at 2290 Springlake Road, Suite 107, Dallas, Texas 75234,
     Attention:  Corporate Secretary.

     9. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     10. Amendment. Subject to applicable law and subject to the rights of USARadio-Colorado's stockholders further to approve any amendment which would have a material adverse effect on such stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

     11. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either USARadio-Colorado or USARadio-Delaware or both, notwithstanding approval of this Merger Agreement by the stockholders of USARadio-Colorado or the stockholders of USARadio-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of USARadio-Colorado or USARadio-Delaware, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

     12. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall constitute an original document but all of which together shall constitute one and the same Agreement.

     13. Further Assurances. From time to time, as and when required or requested by either USARadio-Colorado or USARadio-Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of USARadio-Colorado and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

     IN WITNESS WHEREOF, USARadio-Colorado and USARadio-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this ___ day of April, 2000.


                              USARadio.com, Inc.
                              a Colorado corporation


                              ----------------------------
                              By: Mark Maddoux
                              Its: Vice President


                              USARadio.com, Inc.
                              a Delaware corporation


                              -----------------------------
                              By: Robert Marlin Maddoux
                              Its: President

                            EXHIBIT D

       COMPARISON OF COLORADO AND DELAWARE CORPORATION LAW

     The rights of the stockholders of USARadio.com, Inc., a Colorado corporation ("USARadio-Colorado") are governed by the Colorado Business Corporation Act ("CBCA"). The stockholders of USARadio-Colorado will become stockholders of a Delaware corporation to be formed as a wholly-owned subsidiary of USARadio-Colorado ("USARadio-Delaware") upon the consummation of the merger of USARadio-Colorado into USARadio-Delaware (the
"Merger"). As stockholders of USARadio-Delaware, the stockholders' rights will differ in certain respects (in some cases materially) from those presently held under the CBCA and the Articles of Incorporation of USARadio-Colorado (the "USARadio-Colorado Articles").

     Certain differences and similarities between the rights of stockholders of USARadio-Delaware and those of USARadio-Colorado are set forth below. This summary is not intended to be relied upon as an exhaustive list of the differences or a detailed description and analysis of the provisions discussed and is qualified in its entirety by the CBCA, the USARadio-Colorado Articles, General Corporation Law of Delaware ("DGCL") and the Certificate of Incorporation of USARadio-Delaware (the "USARadio-Delaware Certificate").

Authorized Capital
------------------

     The USARadio-Colorado Articles authorize an aggregate of 20,000,000 shares of USARadio-Colorado Common Stock.

     The USARadio-Delaware Certificate authorizes an aggregate of 30,000,000 shares of USARadio-Delaware Common Stock.

     The USARadio-Delaware Certificate authorizes an aggregate of 5,000,000 shares of USARadio-Delaware Preferred Stock. The USARadio-Delaware Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as may be determined by the Board of Directors. The Board of Directors is required by Delaware law to make any determination to issue shares of USARadio-Delaware Preferred Stock based upon its judgment as to the best interests of the corporation. Although the Board of Directors has no present intention of doing so, it could issues shares of USARadio-Delaware Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the corporation by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the stockholders and the corporation. The issuance of shares of USARadio-Delaware Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the corporation, for example, by the sale of USARadio-Delaware Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of USARadio-Delaware Preferred Stock to vote either separately as a class or with the holders of the USARadio-Delaware Common Stock on any merger, sale or exchange of assets by the corporation or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of the person or entity seeking to obtain control of the corporation should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and the corporation. Such issuance of USARadio-Delaware Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the USARadio-Delaware Common Stock.

Business Combinations
---------------------

     Under the DGCL and the USARadio-Delaware Certificate, the approval by the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange, of all or substantially all of a corporation's assets to be consummated. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the

Corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation, (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The USARadio-Delaware Certificate does not make any provision with respect to such mergers.

     Under the CBCA, unless the CBCA, the articles of incorporation, the bylaws adopted by the stockholders or the board of directors acting pursuant to the CBCA require a greater vote or a vote by voting groups, (i) a merger or share exchange must be approved by each voting group entitled to vote separately on the merger or share exchange by a majority of all the votes entitled to be cast by the voting group and (ii) the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets otherwise than in the usual and regular course of business, must be approved by a majority of all the votes entitled to be cast on the sale, lease, exchange or other disposition.

     The CBCA also provides that certain mergers need not be approved by the stockholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments, (ii) no change occurs in the number, designations, preferences, limitations, and relative rights of shares held by those stockholders who were stockholders prior to the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately prior to the merger, or (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed 20% of the total number of participating shares outstanding immediately prior to the merger.

Dissenters' Rights
------------------

     Under the DGCL, stockholders generally have the right to demand and receive payment of the fair value of their stock in the event of a merger or consolidation; provided, however, that no dissenters' or appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or held of record by more than 2,000 holders, or in the case of a merger in which the Delaware corporation is the surviving corporation, if: (i) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (iii) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Notwithstanding the limitations of the previous sentence, appraisal rights are available if the stockholders receive in the merger or consolidation anything except: (i) shares of stock of the Corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a National Market System security on an interdealer quotation system by the NASD or held of record by more than 2,000 holders; (iii) cash in lieu of fractional shares of the Corporations described in clause (i) or
(ii) of this sentence; or (iv) any combination of shares of stock and cash in lieu of fractional shares described in the foregoing clauses (i), (ii) and (iii) of this sentence.

     Under the CBCA, stockholders generally have the right to dissent and obtain payment of the fair value of their shares in the event of, a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. Stockholders are not entitled to dissent and obtain payment of the fair value of their shares which either were listed on a national securities exchange or on the National Market System of the Nasdaq, or were held of record by more than two thousand stockholders. However, the limitation set forth in the previous sentence shall not apply if the stockholder will receive for the stockholder's shares anything except (i) shares of the corporation surviving the merger or share exchange, (ii) shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange or on the National Market System of the Nasdaq, or will be held of record by more than two thousand stockholders,

(iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing described shares or cash in lieu of fractional shares.

     The CBCA imposes significant duties on stockholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any stockholder who does not satisfy these duties will not be entitled to payment for his or her shares. The stockholders of USARadio-Colorado will be entitled to exercise dissenters' rights in connection with the proposed redomestication merger.

Business Combinations With Interested Stockholders
--------------------------------------------------

     Section 203 of the DGCL generally prohibits any business combination (defined to include a variety of transactions, including (i) mergers and consolidations; (ii) sales or dispositions of assets having an aggregate market value equal to 10% or more of either the aggregate market value of the Corporation determined on a consolidated basis or all of the Corporation's outstanding stock; (iii) issuances or transfers of stock (except for certain pro rata and other issuances); and (iv) disproportionate benefits from the Corporation (including loans and guarantees)) between a Delaware corporation and any interested stockholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the Corporation) for a period of three years after the date on which the interested stockholder became an interested stockholder. Section 203 only applies to certain publicly held corporations that have voting stock that is
(i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market, or (iii) held of record by more than 2,000 stockholders. These restrictions were designed to discourage hostile take-over attempts of Delaware corporations by third parties. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the Corporation approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder;
(b) if, upon consummation of the transaction resulting in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation at the time the transaction was commenced (excluding, for the purposes of determining the number of shares outstanding, shares owned by persons who are directors and also officers and by certain employee plans of the Corporation); (c) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds of the shares not involved in the transaction; or (d) under certain other circumstances.

     A Delaware corporation may elect not to be governed by
Section 203 of the DGCL if, the corporation's original
Certificate of Incorporation contains a provision expressly electing not to be governed by Section 203 of the DGCL.

     The USARadio-Delaware Certificate contains a provision expressly electing not to be governed by Section 203 of the DGCL.
Therefore, USARadio-Delaware will not be entitled to the protections of Section 203 of the DGCL.

     The CBCA contains no corresponding prohibition on business combinations with interested stockholders.

Transactions with Officers or Directors
---------------------------------------

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     The CBCA has similar provisions with respect to conflicting interest transactions involving directors. A conflicting interest transaction shall not be void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a stockholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if: (i) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the stockholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the stockholders; or (iii) the conflicting interest transaction is fair as to the Corporation.

Amendments to Certificate of Incorporation/Articles of
Incorporation
-------------------------------------------------------

     Under the DGCL, unless otherwise provided in the certificate of incorporation, a proposed amendment to the certificate of incorporation requires the affirmative vote of a majority of all shares outstanding and entitled to be cast on the matter. The holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. The USARadio-Delaware Certificate does not provide additional requirements regarding amendments to its Certificate of Incorporation except that the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock of the Corporation shall be required to amend or repeal Article Sixth and Seventh of the USARadio-Delaware Certificate dealing with limitation of liability of directors and indemnification of directors and officers.

     The CBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without stockholder approval. These so called housekeeping changes include changes of the words corporation, incorporated, company or limited in the corporate name, and deletions of the names and addresses of the initial directors and of the initial registered agent or registered office. Otherwise, amendments to a corporation's articles of incorporation must be recommended to the stockholders by the board of directors or the holders of shares representing at least 10% (ten percent) of all of the votes entitled to be cast on the amendment, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment. Such amendment then must be approved by the voting groups entitled to vote on the amendment. An amendment is approved if the votes cast within the voting group(s) favoring the action exceed the votes cast within the voting group(s) opposing the action unless a greater number of affirmative votes is required by the CBCA, the articles of incorporation, bylaws adopted by the stockholders, or the proposing board of directors or the proposing stockholders condition the effectiveness of the amendment on a greater vote.

Preemptive Rights
-----------------

     Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The USARadio-Delaware Certificate does not provide for preemptive rights.

     Under the CBCA, a stockholder does not possess preemptive rights unless such rights are specifically granted in the articles of incorporation. The USARadio-Colorado Articles do not provide for preemptive rights.

Dividend Sources
----------------

     Under the DGCL, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its certificate of incorporation, either (i) out of surplus; or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under the DGCL, no distribution out of net profits is permitted, however, if the Corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired. The USARadio-Delaware Certificate does not provide additional requirements regarding the distribution of dividends.

     Under the CBCA, a board of directors may authorize a corporation to make distributions to its stockholders subject to any restrictions imposed by the articles of incorporation, provided that no distribution may be made if after giving it effect (i) the Corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the Corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The USARadio-Colorado Articles do not provide additional requirements regarding the distribution of dividends.

Duration of Proxies
-------------------

     Generally, under the DGCL, no proxy is valid for more than three years after its date unless otherwise provided in the proxy. The USARadio-Delaware Bylaws provide that a proxy shall be effective for eleven months from its date unless the proxy provides for a longer period.

     Under the CBCA, no proxy is valid for more than eleven months unless a longer period is expressly provided in the proxy.
The USARadio-Colorado Bylaws do not alter the effective period of a proxy.

Stockholder Action Without a Meeting
------------------------------------

     Under the DGCL, unless otherwise provided in the certificate of incorporation, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted. The USARadio-Delaware Certificate does not prohibit the stockholders from acting by written consent.

     Under the CBCA, action without a meeting by stockholders may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon.

Special Stockholder Meetings
----------------------------

     The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The USARadio-Delaware Bylaws allow the President or a majority of the Board of Directors or the whole Executive Committee, if any, to call such a meeting.

     The CBCA provides that a special meeting of stockholders may be called by the board of directors, any person or persons authorized by the articles of incorporation or bylaws, or the holders of at least 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting upon one or more written demands by such holders.

Cumulative Voting
-----------------

     The DGCL permits cumulative voting for the election of directors if provided for in a corporation's certificate of incorporation. The USARadio-Delaware Certificate does not provide for cumulative voting for the election of directors.

     The CBCA permits cumulative voting for the election of directors unless otherwise provided in the Corporation's Articles of Incorporation. The USARadio-Colorado Articles provide that stockholders may not cumulate their votes in the election of directors.

Number and Election of Directors
--------------------------------

     The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The USARadio-Delaware Certificate does not fix the number of directors. The USARadio-Delaware Bylaws provide that from time to time, the number of members of the Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose.

     The DGCL permits the certificate of incorporation of a corporation, the initial bylaws or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring the same year.

     The CBCA requires that the number of persons constituting a corporation's board of directors, whether a specified number or a range of size, be fixed by or in accordance with the bylaws, provided that the number of directors shall not be less than one. The CBCA permits either the board of directors or the stockholders to amend the provision in the bylaws that establishes the number of directors, although a bylaw adopted by the stockholders fixing the size of the board might prohibit further amendment by the directors. The terms for all directors expire at the next annual meeting of the stockholders following their election unless their terms are staggered under the provisions of the CBCA. The USARadio-Colorado Bylaws provide for not more than nine (9) nor less than two (2) directors.

Removal of Directors
--------------------

     The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, except that (i) members of a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

     The CBCA provides that the stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, except that if cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal. A director may be removed by the stockholders only at a meeting called for the purpose of removing him and the meeting notice shall state that the purpose or one of the purposes of the meeting is removal of a director.

Vacancies
---------

     Under the DGCL, unless otherwise provided in the certificate of incorporation or the bylaws, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class, or by the sole remaining director so elected. In the case of a classified board, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office. Neither the USARadio-Delaware Certificate nor the USARadio-Delaware Bylaws provide additional requirements regarding vacancies of directors.

     Under the CBCA, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the stockholders or the board of directors may fill the vacancy, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of all directors remaining in office. If the vacancy was held by a director elected by a voting group of stockholders (i) if such vacancy is to be filled by the stockholders, only the holders of shares of that voting group are entitled to vote to fill such vacancy, and (ii) if such vacancy is to be filled by directors, only such directors who were elected by the same voting group are entitled to vote to fill such vacancy by the affirmative vote of a majority of such directors remaining in office.

Indemnification of Directors and Officers
-----------------------------------------

     Under the DGCL, a corporation may indemnify a director, officer, employee or agent of a corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, the Corporation may indemnify a director, officer, employee or agent of the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless the court in which such action or suit was brought or the Delaware Court of Chancery determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. The USARadio-Delaware Bylaws provide that such persons shall be indemnified to the fullest extent authorized by the DGCL.

     A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's (as the case may be) indemnification provisions shall be indemnified by the Corporation for reasonable expenses incurred therein, including attorneys' fees. The DGCL states that any indemnification, unless ordered by a court, shall be made only upon a determination that a present or former director, officer, employee or agent has met the required standard of conduct before such person may be indemnified. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     USARadio-Delaware may advance reasonable expenses to a director or officer in advance of the final disposition of such proceeding or suit upon a written undertaking by or on behalf of the director or officer to repay such amount to the Corporation if it is ultimately determined that the required standard of conduct has not been met, and that he or she is not entitled to be indemnified by the Corporation. This indemnification and advancement of expenses is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware corporations may procure insurance for purposes of indemnification of directors, officers, employees or agents of the corporation.

     Under the CBCA, a corporation has the power to indemnify a director, officer, employee, fiduciary or agent made a party to a proceeding, or advance or reimburse reasonable expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of such persons finally adjudged liable to the Corporation or (ii) any transaction with respect to which it was finally adjudged that such person derived an improper personal benefit.

     Under the CBCA, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee, fiduciary or agent against reasonable expenses (including counsel fees), judgments, settlements, penalties and fines incurred by him or her in connection with the proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation in the case of conduct in his or her official capacity as a director, officer, employee, fiduciary or agent and in all other cases not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, indemnification is limited to reasonable expenses incurred in connection with the proceeding and the Corporation may not indemnify a director, officer, employee, fiduciary or agent if the director, officer, employee, fiduciary or agent was adjudged to be liable to the Corporation. A corporation also may not indemnify a director, officer, employee, fiduciary or agent in connection with any other proceeding charging improper personal benefit to the director, officer, employee, fiduciary or agent in which the director, officer, employee, fiduciary or agent was adjudged liable on the basis that personal benefit was improperly received. A director, officer, employee, fiduciary or agent who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director, officer, employee or agent was a party because of being a director, officer, employee, fiduciary or agent of the Corporation must be indemnified by the Corporation for reasonable expenses incurred therein in connection with the proceeding. The CBCA states that any indemnification described above in this paragraph shall be made only upon a determination that the director, officer, employee, fiduciary or agent has met the required standard of conduct before the director, officer, employee, fiduciary or agent may be indemnified. The determination shall be made (i) by a majority vote of a quorum of directors not at the time a party to the proceedings; (ii) if a quorum of directors not at the time a party to the proceedings is not obtainable, by a majority vote of a committee duly designated by the board of directors, consisting solely of two or more directors not at the time a party to the proceedings; or (iii) by independent legal counsel; or (iv) by the stockholders.

     The CBCA permits USARadio-Colorado to pay for or reimburse the reasonable expenses of a director, officer, employee, fiduciary or agent who is a party to a proceeding in advance of final disposition of the proceeding if such director, officer, employee, fiduciary or agent provides a written affirmation of his or her good faith belief that he or she meets the standard of conduct described above and a written undertaking to repay the Corporation if it is ultimately determined that the required standard of conduct has not been met. Colorado corporations may procure insurance for purposes of indemnification of directors, officers, employees, fiduciaries or agents of the Corporation.

     In addition, a director, officer, employee, fiduciary or agent of a Colorado corporation who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.

     USARadio-Colorado's Articles provide that any person who is or was a director, officer, agent, fiduciary or employee of the Corporation shall be indemnified to the fullest extent authorized by the CBCA.

Limitation of Personal Liability of Directors
---------------------------------------------

     The DGCL provides that a corporation's Certificate of Incorporation may include a provision limiting the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) violation of certain provisions of the DGCL; (iv) any transaction from which the director derived an improper personal benefit; or (v) any act or omission prior to the adoption of such a provision in the Certificate of Incorporation. The USARadio-Delaware Certificate provides a provision eliminating the personal liability for monetary damages of its directors to the fullest extent permitted under the DGCL.

     The CBCA provides that a corporation's articles of incorporation may include a provision that eliminates or limits the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. The provision, however, may not eliminate or limit the liability of a director for acts or omissions not in good faith or that involve intentional misconduct by a director, a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. The USARadio-Colorado Articles eliminate the personal liability of its directors for money damages to the fullest extent permitted under the CBCA.







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                            EXHIBIT E

               COLORADO BUSINESS CORPORATIONS ACT
                   DISSENTERS' RIGHTS STATUTE

CBCA Section 7-113-101. Definitions

For purposes of this article:

(1) "Beneficial stockholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record stockholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a stockholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the Corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record stockholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the Corporation as the stockholder as provided in section 7-107-204.

(7) "Stockholder" means either a record stockholder or a beneficial stockholder.


CBCA Section 7-113-102. Right to dissent

(1) A stockholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the stockholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the Corporation is a party if:

(I) Approval by the stockholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The Corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the Corporation is a party as the Corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the Corporation for which a stockholder vote is required under section 7-112-102
(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the Corporation if the stockholders of the Corporation were entitled to vote upon the consent of the Corporation to the disposition pursuant to section 7-112-102 (2).


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(1.3) A stockholder is not entitled to dissent and obtain
payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand stockholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the stockholders entitled to receive notice of the stockholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine stockholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of stockholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the stockholder will receive for the stockholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the Corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand stockholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2.5) A stockholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the stockholder's shares in the event of a reverse split that reduces the number of shares owned by the stockholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A stockholder is entitled to dissent and obtain payment of the fair value of the stockholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A stockholder entitled to dissent and obtain payment for the stockholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the Corporation.


CBCA Section 7-113-103. Dissent by nominees and beneficial owners

(1) A record stockholder may assert dissenters' rights as to fewer than all the shares registered in the record stockholder's name only if the record stockholder dissents with respect to all shares beneficially owned by any one person and causes the Corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record stockholder asserts dissenters' rights. The rights of a record stockholder under this subsection (1) are determined as if the shares as to which the record stockholder dissents and the other shares of the record stockholder were registered in the names of different stockholders.

(2) A beneficial stockholder may assert dissenters' rights as to the shares held on the beneficial stockholder's behalf only if:



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(a) The beneficial stockholder causes the Corporation to receive the record stockholder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights; and

(b) The beneficial stockholder dissents with respect to all shares beneficially owned by the beneficial stockholder.

(3) The Corporation may require that, when a record stockholder dissents with respect to the shares held by any one or more beneficial stockholders, each such beneficial stockholder must certify to the Corporation that the beneficial stockholder and the record stockholder or record stockholders of all shares owned beneficially by the beneficial stockholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


CBCA Section 7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a stockholders' meeting, the notice of the meeting shall be given to all stockholders, whether or not entitled to vote. The notice shall state that stockholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to stockholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection
(1) shall not affect any action taken at the stockholders' meeting for which the notice was to have been given, but any stockholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the stockholder's shares under this article by reason of the stockholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of stockholders pursuant to section 7-107-104, any written or oral solicitation of a stockholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that stockholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to stockholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a stockholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any stockholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the stockholder's shares under this article by reason of the stockholder's failure to comply with the provisions of section 7-113-202 (2).


CBCA Section 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a stockholders' meeting and if notice of dissenters' rights has been given to such stockholder in connection with the action pursuant to section 7-113-201 (1), a stockholder who wishes to assert dissenters' rights shall:

(a) Cause the Corporation to receive, before the vote is taken, written notice of the stockholder's intention to demand payment for the stockholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of stockholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such stockholder in connection with the action pursuant to section 7-113-201 (2), a stockholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.



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(3) A stockholder who does not satisfy the requirements of
subsection (1) or (2) of this section is not entitled to demand payment for the stockholder's shares under this article.


CBCA Section 7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the Corporation shall give a written dissenters' notice to all stockholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the Corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the Corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.


CBCA Section 7-113-204. Procedure to demand payment

(1) A stockholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the Corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2)
(d), duly completed, or may be stated in another writing; and

(b) Deposit the stockholder's certificates for certificated shares.

(2) A stockholder who demands payment in accordance with subsection (1) of this section retains all rights of a stockholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the stockholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A stockholder who does not demand payment and deposit the stockholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


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CBCA Section 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the Corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to stockholders who own uncertificated shares.


CBCA Section 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the Corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of stockholders for the record stockholder holding the dissenter's shares, the amount the Corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The Corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the Corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the Corporation customarily provides such statements to stockholders, a statement of changes in stockholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the Corporation customarily provides audited financial statements to stockholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the Corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.


CBCA Section 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, the Corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, then the Corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.



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CBCA Section 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The Corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the Corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


CBCA Section 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the Corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the Corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-
113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The Corporation fails to make payment under section 7-113-206 within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand; or

(c) The Corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the Corporation to receive the notice required by subsection (1) of this section within thirty days after the Corporation made or offered payment for the dissenter's shares.


CBCA Section 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the Corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The Corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the Corporation's principal office is located or, if the Corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the Corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

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(3) The Corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of stockholders for the record stockholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the Corporation, or for the fair value, plus interest, of the dissenter's shares for which the Corporation elected to withhold payment under section 7-113-208.


CBCA Section 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the Corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the Corporation and in favor of any dissenters if the court finds the Corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the Corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the Corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.









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